Gamers Factory, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
December 31, 2009

	City Language Exchange, Incorporated	Gamers Factory, Inc.	Notes	Pro Forma Adjustments	Pro Forma Combined
Assets:

Cash and cash equivalents	$2,101	$641,088			$643,189
Accounts receivable, gross					-
Less: Allowance for doubtful accounts					-
Accounts receivable - net		2,383,688			2,383,688
Inventories		2,897,432			2,897,432
Deferred Income Taxes					-
Loan Receivable	242,500		b	(242,500)	-
Prepaid Expenses					-
Assets of discontinued operation					-
Other					-

Total Current Assets	244,601	5,922,208	-	(242,500)	5,924,309

Property and equipment, net	164	109,984			110,148

Deferred financing costs		258,325			258,325

Total Assets	244,765	6,290,517		(242,500)	6,292,782

Liabilities and Stockholders' Equity

Current Liabilities:
Line of credit					-
Accounts payable		4,253,396			4,253,396
Accounts payable--Related Party	947				947
Accrued expenses and other		60,534	b	7,500	68,034
Advance from Officer		-			-
Note payable-Vision Opportunity	250,000				250,000
Note payable-Bridge City language		250,000	b	(250,000)	-
Note Payable - St. Cloud					-
Note Payable Stockholder- current portion					-
Note Payable - Subordinated payable - current portion		263,046			263,046
Note payable - TW development LLC - related party		408,424			408,424
Liabilities of discontinued operation		88,921			88,921
					0
Total Current Liabilities	250,947	5,324,321		(242,500)	5,332,768

Long Term Liabilities
Line of credit		1,800,000			1,800,000
Subordinated note payable		700,000			700,000
Warrant redemption liability		281,935			281,935
less: Current maturities of long term debt		(263,046)			(263,046)
Total Long-Term Liabilities	-	2,518,889		-	2,518,889

Total Liabilities	250,947	7,843,210		(242,500.00)	7,851,657

Equity

Preferred Stock	-	-	a	195	195
Common stock	3,595	31,450	a	(34,216)	829
					-
Additional paid-in capital	$156,939	58,918	a	(132,695)	83,162
Accumulated earning/deficit	(166,716)	(1,643,061)	a	166,716	(1,643,061)
Stockholders' Equity	(6,182)	(1,552,693)		-	(1,558,875)

Total Liabilities and Stockholders' Equity	$244,765	$6,290,517		$(242,500)	$6,292,782

See Notes to Unauidted Pro Forma Consolidated Financial Statements

Gamers Factory, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2009

	City Language Exchange, Incorporated	Gamers Factory, Inc.	Pro Forma Adjustments	Pro Forma Combined

Net sales		$36,700,731		$36,700,731
Cost of Sales		30,684,084		30,684,084
Gross Profit	-	6,016,647		6,016,647

Operating expense:
Selling, general and administrative	51,008	4,290,550		4,341,558
Depreciation expense	1,185			1,185
Operating income	(52,193)	1,726,097		1,673,904

Other income (expense):
Other income		14,401		14,401
Interest expense

Total other income(expense)	-	14,401		14,401

Income(loss) before income taxes	(52,193)	1,740,498		1,688,305

Provision for income taxes

Income (loss) from continuing operations	(52,193)	1,740,498		1,688,305

Net income (loss) per common share from Continuing Operations:
Basic & Diluted	$(0.00)	$0.55		$0.20
Diluted	$(0.00)	$0.55		$0.20

Weighted average common shares outstanding:
Basic & Diluted	35,945,000	3,145,000	(30,800,000)	8,290,000

See Notes to Unauidted Pro Forma Consolidated Financial Statements

Gamers Factory, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
For the Year Ended December 31, 2008

	City Language Exchange, Incorporated	Gamers Factory, Inc.	Pro Forma Adjustments	Pro Forma Combined

Net sales	$156	$17,122,540		$17,122,696
Cost of Sales		13,388,536		13,388,536
Gross Profit	156	3,734,004		3,734,160

Operating expense:
Selling, general and administrative	53,209	3,253,423		3,306,632
Depreciation expense	336			336
Operating income	(53,389)	480,581		427,192

Other income (expense):
Other income	-	-
Other expense	-	-		0

Total other income(expense)	0	0		0

Income(loss) before income taxes	(53,389)	480,581		427,192

Provision for income taxes		10,254		10,254

Income (loss) from continuing operations	(53,389)	470,327		416,938

Net income (loss) per common share from Continuing Operations:
Basic & Diluted	$(0.00)	$0.15		$0.05

Weighted average common shares outstanding:
Basic & Diluted	35,945,000	3,145,000	(30,800,000)	8,290,000

See Notes to Unauidted Pro Forma Consolidated Financial Statements

Pro Forma Adjustments

The preceding unaudited condensed combined consolidated pro forma balance sheets have been prepared as if the share exchange Transaction was completed on December 31, 2009;  the preceduing unaudited condensed combined consolidated pro forma statements of operations have been prepared as if the share exchange transaction was completed, respectively, on January 1, 2009 and  January 1, 2008. The following pro forma adjustments:

(a)           Adjust the accounts of the companies to reflect the share exchange resulting in Gamers Factory, Inc.  as the accounting acquiror. After the closing of the merger and the private placement, the company will have 1,950,000 shares of series A convertible preferred stock sold in the private placement and 8,290,000 shares of common stock outstanding.

(b)         Eliminate the intercompany debt and related accrued expense.

Income (loss) Per Share from Continuing Opearations

Pro forma basic and diluted shares outstanding include the weighted average number of common shares outstanding for Gamers Factory, Inc. during the respective periods, in addition to the common stock issued as a result of the share exchange assuming they had been issued at the beginning of the period. The common stock issued in connection with the share exchange Transaction is assumed to be outstanding for the entire period presented.